EXHIBIT 32.1

Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the annual report on Form 10-K of Kennedy-Wilson, Inc. (the “Company”) for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, William J. McMorrow, Chief Executive Officer and Freeman A. Lyle, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William J. McMorrow
Name: William J. McMorrow
Title: Chief Executive Officer
Date: March 30, 2004

/s/ Freeman Lyle
Name: Freeman A. Lyle
Title: Chief Financial Officer
Date: March 30, 2004